EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


The undersigned, Sterling H. McDonald, Chief Financial Officer of Natural Gas Systems, Inc. (the "Company"), certifies in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004 (the "Report")") pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, to his knowledge, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


IN WITNESS WHEREOF, the undersigned has executed this certification as of the ___day of February 2005.


/s/ Sterling H. McDonald
---------------------------
Sterling H. McDonald
Chief Financial Officer